Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Consolidated Balance Sheets
Accounts receivable, allowance for doubtful accounts (in dollars)	$ 1,234	$ 1,530
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	1,000	1,000
Common stock, shares issued	1,000	1,000
Common stock, shares outstanding	1,000	1,000